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                                                               EXHIBIT NO. 10.24

                     TransAlta Energy Marketing (U.S.) Inc.
                     110-12 Avenue SW (T2-3E)
                     Calgary, Alberta T2P 2M1


             CONFIRMATION OF MULTI-BLOCK ELECTRIC POWER TRANSACTION

16APR02
TransAlta Ref.#: AEH522-F2881
Broker: DECISION STRATEGIES LLC

This Confirmation sets forth the specific terms of the Transaction orally agreed to by the representatives of TransAlta Energy Marketing (U.S.) Inc. ("TransAlta") and Counterparty pursuant to the WSPP Agreement effective March 1, 2002.

Trade Date: 11APR02

Buyer:      COMMONWEALTH ENERGY CORPORATION
Attn:       MAX CARPENTER
Tel:
Fax:        714-259-2592

Seller:     TEMUS
Attn:       Manager, Financial Operations
Tel:        403-267-6995
Fax:        403-267-6908

Obligation: FIRM - SERVICE SCHEDULE "C"

Contract Quantity: [CONFIDENTIAL TREATMENT REQUESTED]* MWH during term
Energy: PHYSICAL POWER
Delivery/Receive Point(s): NORTH PATH 15

North Path 15 - "NP15" means California ISO Zone NP-15 as currently defined, until such time that the definition of NP-15 changes or the zone ceases to exist, when the Delivery Point shall be that zone, or any physical location or bus, that reasonably resembles, in terms of liquidity and homogeneity and physical location, PGE3, and specifically excluding the proposed "North Bay and Greater Bay Area Zones" as identified in Figure 1 on page 10 of Appendix H (located at http:www.caiso.com/docs/09003a6080/06/ec/09003a608006ec61.pdf) to the document entitled "Congestion Management Reform Recommendations" (Draft Proposal) dated July 28, 2000 issued by the California ISO on its official website: http://www.caiso.com.

Special Terms and Exceptions: Seller has initially granted Buyer [CONFIDENTIAL TREATMENT REQUESTED]* of open-line credit based on Seller's current credit policy and analysis and Buyer's financial statements. This [CONFIDENTIAL TREATMENT REQUESTED]* open-line credit amount may be increased, reduced, or removed by Seller at any time in its sole discretion and without notice to Buyer. For greater certainty, nothing contained in this confirmation shall waive, reduce, or limit the Seller's rights pursuant to Section 27 of the WSPP Agreement to request

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* The omitted information has been filed separately with the Securities and
  Exchange Commission pursuant to Rule 24b-2.
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any additional assurances of Purchaser's ability to perform.

================================ TRADE DETAILS =================================

SDATE      EDATE      AMOUNT        PRICE                  START   END         SDAY  EDAY   HDY
=======    =======    ======  ===   =====   ===  ===  ===  =====   ====  ===   ====  ====   ===
[Confidential treatment requested]*
[Confidential treatment requested]*
[Confidential treatment requested]*


To give or receive operational notices, contact scheduling desk at tel:
403-267-6956

TransAlta Energy Marketing (U.S.) Inc.

/s/ R.W. CRAIG
-----------------------------
R.W. Craig
Manager, Financial Operations

COMMONWEALTH ENERGY CORPORATION

/s/ [ILLEGIBLE SIGNATURE]
-----------------------------

If you agree that this Confirmation accurately reflects our agreement, please execute and return a copy by fax to TransAlta Energy Marketing (U.S.) Inc. (Contract Administration) at fax 403-267-6908; otherwise, please contact us immediately by telephone and facsimile transmission as failure by recipient to execute and return this Confirmation or to notify sender of its disagreement within five (5) business days of receiving this Confirmation shall constitute the recipient's agreement to the terms set forth herein.

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* The omitted information has been filed separately with the Securities and
  Exchange Commission pursuant to Rule 24b-2.